                                                           Exhibit 10.6
AMENDMENT NO. 3
TO CREDIT AGREEMENT

   THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of June 30, 1994 (the "Amendment") is entered into by and between NORDSTROM CREDIT, INC. (the "Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                  RECITALS

   A. The Borrower and Seattle-First National Bank ("Seafirst") are parties to a Credit Agreement dated as of June 30, 1992, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 1, 1993 and that certain Amendment No. 2 to Credit Agreement dated as of June 29, 1993 (as amended, the "Credit Agreement"), pursuant to which Seafirst has extended certain credit facilities to the Borrower.

   B. Seafirst has assigned all of its rights and obligations to the Borrower under the Credit Agreement to the Bank pursuant to an Assignment and Assumption Agreement dated as of June 30, 1994.

   C. The Borrower has requested that the Bank agree to certain amendments of the Credit Agreement.

   D. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

   NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

   1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

   2.  Amendments to Credit Agreement.

        (a) The introductory paragraph of the Credit Agreement is hereby amended by deleting the definition of "Prime Rate" therein and by inserting the following new definition in lieu thereof:

             "`Reference Rate' shall mean on any day
        the rate of interest in effect for such day
        as publicly announced from time to time by
        the Bank in San Francisco, California, as its
        "reference rate."  The "reference rate" is a
        rate set by the Bank based upon various
        factors including Bank's costs and desired
        return, general economic conditions and other
        factors, and is used as a reference point for
        pricing some loans, which may be priced at,
        above, or below such announced rate.  Any
        change in the reference rate announced by the
        Bank shall take effect at the opening of
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        business on the day specified in the public
        announcement of such change."

        (b) The Credit Agreement shall be amended by deleting each reference to the "Prime Rate" therein and by inserting in lieu thereof the phrase "Reference Rate".

        (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the date "June 30, 1994" and inserting in lieu thereof "June 30, 1995".

        (d) The Credit Agreement shall be amended by deleting each reference to "Seattle-First National Bank" therein, and in any other loan documents executed in connection therewith, and inserting in lieu thereof "Bank of America National Trust and Savings Association".

        (e) The Bank's address set forth on the signature page of the Credit Agreement shall be amended by deleting the address of Seattle-First National Bank therein and by inserting in lieu thereof the following:

"Bank of America National Trust and
 Savings Association
 Credit Products #3838
 555 California Street, 41st Floor
 San Francisco, CA  94104
 Attention:  Stephen J. DeMarti
             Vice President"

        (f) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety so that, as amended, it shall read as set forth on Exhibit A to this Amendment, which Exhibit A is incorporated herein by this reference.

   3. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

        (a) No Default, or event which with the passage of time, the giving of notice or both would constitute a Default, has occurred and is continuing.

        (b) The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note (as defined below) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, and the Replacement Note constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

        (d) The Borrower is entering into this Amendment and is executing the Replacement Note on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

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   4.  Effective Date.  This Amendment will become effective as of June 30,
1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

        (a) The Bank has received from the Borrower a duly executed original of this Amendment.

        (b) The Bank has received from the Borrower a duly executed Revolving Note, in the form and substance of Exhibit A attached hereto (the "Replacement Note").

        (c) The Bank has received from the Borrower a copy of a resolution passed by the board of directors of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and the Replacement Note.

  5.  Miscellaneous.

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        (e) This Amendment, together with the Credit Agreement and the Replacement Note, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 5.4 of the Credit Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

NORDSTROM CREDIT, INC.



By:/s/John C. Walgamott
   --------------------

Title: President

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION



By:/s/Stephen J. DeMarti
   ---------------------

Title:  Vice President

                             EXHIBIT A

                           REVOLVING NOTE

$60,000,000                                        As of June 30, 1994

     FOR VALUE RECEIVED, the undersigned, NORDSTROM CREDIT, INC., promises to pay to BANK OF AMERICAN NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank"), or order, at the Bank's office located at 1850 Gateway Boulevard, Concord, California 94520, or such other place as the holder of this Revolving Note may from time to time designate, the principal amount of SIXTY MILLION DOLLARS ($60,000,000) or so much thereof as may be borrowed hereunder, which amount shall be due and payable in lawful money of the United States of America, and the undersigned further promises to pay interest at said office in like money.

     If not sooner paid, the principal of this Revolving Note shall be due and
payable on the Maturity Date.   Principal with respect to each fixed rate
Revolving Loan shall be due and payable also on the maturity date for each such loan.

     The undersigned further promises to pay interest on the unpaid principal balance with respect to each Revolving Loan made hereunder from the date thereof until paid, at the rate or rates per annum set forth in the Credit Agreement (defined below). Interest shall be due and payable in consecutive quarterly installments on the first day of each calendar quarter, commencing September 30, 1994, and continuing of the first day of each successive calendar quarter thereafter and on the maturity date of each fixed rate Revolving Loan. If not sooner paid, all interest remaining unpaid shall be due and payable on the Maturity Date. Any change in the interest rate resulting from a change in the Reference Rate shall be effective as of the day on which said change in the Reference Rate shall become effective, without notice or demand of any kind. All calculations of interest with respect to any Reference Rate Revolving Loan shall be on a basis of a year of 365 or 366 days as appropriate, and an actual-day month, and all calculations of interest with respect to any fixed rate Revolving Loan shall be on a basis of a year of 360 days and an actual-day month.

     All Revolving Loans made by the Bank to the undersigned pursuant to the Credit Agreement (defined below) and all payments and prepayments made on account of the principal balance hereof shall be recorded by the Bank on the appropriate schedule annexed hereto or in the Bank's other records.

     The undersigned promises to pay costs of collection and attorneys' fees (including allocated costs of in-house counsel) if default is made in the payment of this Revolving Note. This Revolving Note shall be governed by and construed in accordance with the laws of the State of California. The Bank reserves all of its rights under federal law including those relating to the charging of interest rates.

     This Revolving Note is the Revolving Note referred to in the Credit Agreement dated as of June 30, 1992 between the undersigned and the Bank, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 1, 1993, that certain Amendment No. 2 to Credit Agreement dated as of June 29, 1993, and that certain Amendment No. 3 to Credit Agreement dated as of June 30, 1994 (as amended, the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same definitions when used herein. Upon the occurrence of a Default, the principal hereof with interest accrued thereon may become, or may be declared to be, at the option of Bank, forthwith due and payable, as provided in said Credit Agreement.

     This Revolving Note replaces, but does not extinguish the indebtedness under, the Master Noted dated as of June 30, 1992 executed by the undersigned in favor of Seattle-First National Bank ("Seafirst"), which Master Note was subsequently assigned to the Bank pursuant to an Assignment and Acceptance Agreement dated as of June 30, 1994 between Seafirst and the Bank.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note as of the date first above written.


                                        NORDSTROM CREDIT, INC.



                                        By:___________________

                                        Title:________________